UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 1, 2016
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 1, 2016, Boyd Gaming Corporation (“Boyd”) completed its previously announced sale of its 50% equity interest in Marina District Development Holding Company, LLC (“MDDHC”), the parent company of the Borgata Hotel Casino & Spa in Atlantic City, New Jersey (“Borgata”), to MGM Resorts International (“MGM”) pursuant to an Equity Purchase Agreement (the “Purchase Agreement”) entered into on May 31, 2016, as amended on July 19, 2016, by and among Boyd, Boyd Atlantic City, Inc., a wholly-owned subsidiary of Boyd (“Seller”), and MGM.

Pursuant to the terms of the Purchase Agreement, MGM acquired from Seller 49% of its 50% membership interest in MDDHC and, immediately thereafter, MDDHC redeemed Seller’s remaining 1% membership interest in MDDHC (collectively, the “Transaction”). Following the Transaction, MDDHC became a wholly-owned subsidiary of MGM.

In consideration for the Transaction, MGM paid to Boyd approximately $900 million. Cash proceeds paid to Boyd were approximately $589 million, net of certain expenses and adjustments on the closing date in the form of outstanding indebtedness, cash, and working capital. These initial proceeds do not include Boyd’s 50% share of potential future property tax settlement benefits.  Borgata estimates that it is entitled to property tax refunds totaling approximately $160 million, including amounts due under court decisions rendered in its favor, and estimates for open tax appeals.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, together with the amendment to the Purchase Agreement, which is filed as Exhibit 2.2 hereto and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 1, 2016, Boyd issued a press release to announce the closing of the Transaction. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
An unaudited pro forma condensed consolidated balance sheet as of March 31, 2016, unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016, and the notes thereto, reflecting the Transaction, are attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Transaction been effected on the assumed dates. Future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits.

Exhibit Number	Description

2.1
Equity Purchase Agreement, dated as of May 31, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International (incorporated by reference from Exhibit 2.1 to Boyd’s Current Report on Form 8-K dated June 2, 2016). †

2.2	First Amendment to the Equity Purchase Agreement, dated as of July 19, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International.

99.1	Press Release, dated August 1, 2016

99.2
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016, unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016 and the notes thereto, reflecting the Transaction.

† Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Important Information Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) the pro forma information, as well as statements regarding the anticipated amount of the property tax refunds or court settlements and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the amount of any tax refunds or court settlement amount. Additional factors are discussed in “Risk Factors” in Boyd Gaming’s Annual Report on Form 10-K for the year ended December 31, 2015, and in Boyd Gaming’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Boyd Gaming as of the date hereof, and Boyd Gaming assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Equity Purchase Agreement, dated as of May 31, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International (incorporated by reference from Exhibit 2.1 to Boyd’s Current Report on Form 8-K dated June 2, 2016). †

2.2	First Amendment to the Equity Purchase Agreement, dated as of July 19, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International.

99.1	Press Release, dated August 1, 2016

99.2
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016, unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016 and the notes thereto, reflecting the Transaction.

† Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.